REVISED SCHEDULE I

To the DISTRIBUTION AGREEMENT dated August 28, 2007, by and among Allianz Variable Insurance Products Trust and Allianz Variable Insurance Products Fund of Funds Trust, and Allianz Life Financial Services, LLC

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL BlackRock Capital Appreciation Fund
AZL Columbia Mid Cap Value Fund
AZL Columbia Small Cap Value Fund
AZL Davis NY Venture Fund
AZL Dreyfus Equity Growth Fund
AZL Eaton Vance Large Cap Value Fund
AZL Enhanced Bond Index Fund
AZL Franklin Small Cap Value Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Gateway Fund
AZL International Index Fund
AZL Invesco International Equity Fund
AZL JPMorgan U.S. Equity Fund
AZL MFS Investors Trust Fund
AZL Mid Cap Index Fund
AZL Money Market Fund

AZL NACM International Growth Fund
AZL NFJ International Value Fund
AZL OCC Growth Fund
AZL OCC Opportunity Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Schroder Emerging Markets Equity Fund
AZL Small Cap Stock Index Fund
AZL Turner Quantitative Small Cap Growth Fund
AZL Van Kampen Equity and Income Fund
AZL Van Kampen Global Real Estate Fund
AZL Van Kampen Growth and Income Fund
AZL Van Kampen International Equity Fund
AZL Van Kampen Mid Cap Growth Fund

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST

AZL Fusion Balanced Fund
AZL Fusion Conservative Fund
AZL Fusion Moderate Fund
AZL Fusion Growth Fund
AZL Fusion Edge Fund
AZL Balanced Index Strategy Fund
AZL Growth Index Strategy Fund
AZL Allianz Global Investors Select Fund


Acknowledged:

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

By:    /s/ Jeffrey Kletti
Name:  Jeffrey Kletti
Title: President

ALLIANZ VARIABLE INSURANCE PRODUCTS FUND OF FUNDS TRUST


By:    /s/ Brian Muench
Name:  Brian Muench
Title: Vice President


ALLIANZ LIFE FINANCIAL SERVICES, LLC


By:    /s/ Jeffrey Kletti
Name:  Jeffrey Kletti
Title: Senior Vice President

                                       10
                                                            Updated:  04/29/2010